CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Amendment No. 1 to the Quarterly Report On

Form 10-QSB of Edmonds 5, Inc. for the quarter ending January 31, 2005, I, Richard Neussler, Chief Executive Officer and Chief Financial Officer of Edmonds 5, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:


     1. Such Quarterly Report on Form 10-QSB for the quarter ending January 31, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the quarter ending January 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of Edmonds 5, Inc.

Dated:  May 20, 2005

EDMONDS 5, INC.

By: /s/ Richard Neussler
-------------------------------------
Chief Executive Officer and
Chief Financial Officer